                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Miller Exploration Company and subsidiaries in this second amendment to its Annual Report on Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-70247, 333-70249, 333-70251 and 333-84563.


/s/ Arthur Andersen LLP



Detroit, Michigan
November 9, 2000